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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 13, 1999
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                        (Date of Earliest Event Reported)



                             PROCOM TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


          California                     0-21053                 33-0268063
-------------------------------      ----------------        -------------------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)


        1821 East Dyer Road
        Santa Ana, California                                      92705
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(Address of principal executive offices)                         (Zip Code)


                                 (949) 794-4257
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              (Registrant's telephone number, including area code)




                                   Page 1 of 3

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(b) New independent accountants

On June 13, 1999, Procom Technology, Inc. (the "Registrant") engaged KPMG LLP as its new independent accountants to act as the principal accountant to audit the Registrant's consolidated financial statements.

The Registrant's Audit Committee of the Board of Directors participated in and approved the engagement of KPMG LLP.

During the two most recent fiscal years and through June 13, 1999, the Registrant has not consulted with KPMG LLP regarding:

     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and in no case was a written report provided to the Registrant nor was oral advice provided that was an important factor in reaching a decision by the Registrant as to an accounting, auditing or financial reporting issue; or

     (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.
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SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



PROCOM TECHNOLOGY, INC.
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(Registrant)



Dated: July 15, 1999                             By /s/ Alex Aydin
                                                    ----------------------------
                                                    Alex Aydin
                                                    EXECUTIVE VICE PRESIDENT AND
                                                    CHIEF FINANCIAL OFFICER